Exhibit 10.46(c)


             SECOND AMENDMENT TO AMENDED CONTINUING
          GUARANTY, PLEDGE, SECURITY AND SUBORDINATION
          AGREEMENT AND THIRD REAFFIRMATION OF GUARANTY


          This Second Amendment to Amended Continuing Guaranty, Pledge, Security and Subordination Agreement and Third Reaffirmation of Guaranty (this "Amendment and Reaffirmation"), is made as of December 23, 1993, by Capital Associates, Inc., a Delaware corporation ("Guarantor"), in favor of Mellon Bank, N.A., The Chase Manhattan Bank, N.A., First Bank National Association, Horace Mann Life Insurance Company and CIG & Co. as nominee for Connecticut General Life Insurance Company (collectively, the "Lenders"), and Mellon Bank, N.A., in its capacity as agent for the Lenders ("Agent"), with reference to the following facts:

                         R E C I T A L S

          A. Guarantor has previously executed an Amended Continuing Guaranty, Pledge, Security and Subordination Agreement, dated as of March 22, 1991, in favor of Agent and Lenders, as reaffirmed by a Reaffirmation of Amended Guaranty, Pledge, Security and Subordination Agreement, dated as of November 30, 1991 and as reaffirmed and modified by a First Amendment to Amended Continuing Guaranty, Pledge, Security and Subordination Agreement and Second Reaffirmation of Guaranty, dated as of December 21, 1992 (collectively, the "Guaranty"), pursuant to which Guarantor unconditionally guaranteed the payment and performance of the obligations and indebtedness of Capital Associates International, Inc. ("Borrower") to Agent and the Lenders.

          B. Agent and the Lenders have entered into a Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 21, 1992, with Borrower, as amended by Amendment No. 1 to the Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of April 30, 1993 ("Amendment No. 1"), and as further amended by Amendment No. 2 to the Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 23, 1993 as defined therein ("Amendment No. 2") (collectively, the "Amended Loan Agreement"), pursuant to which the Lenders agreed to make, and have in fact made, certain loans, extensions of credit and other financial accommodations available to Borrower.

          C. It is an express condition precedent to the effectiveness of Amendment No. 2 that Guarantor execute and deliver this Amendment and Reaffirmation.

          D. Guarantor has determined that it will derive substantial direct and indirect economic benefit from the continued financing available to Borrower under the Amended Loan Agreement.

                        A G R E E M E N T

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and intending to be legally bound hereby, Guarantor stipulates and agrees as follows:

I.   AMENDMENTS TO GUARANTY.

     A. Definition of Collateral. The definition of "Collateral" is hereby amended by adding the following before the "." at the end of such definition:
"as the same may be modified, amended or supplemented from time to time."

     B. Evidence of Indebtedness; Legend. Section 6.4 of the Guaranty is hereby amended by deleting the period and the quotation mark at the end of the first sentence thereof, and adding to the end of such first sentence the following text:

         "; or, with respect to each such instrument executed on, as of, or after December 23, 1993, "This instrument is subject to the terms of an Amended Continuing Guaranty, Pledge, Security and Subordination Agreement, dated as of March 22, 1991, in favor of Mellon Bank, as agent for itself and certain other lenders, as modified, amended or supplemented from time to time."

     C. Amendment to Covenant Regarding Financial Condition. The Guaranty is hereby amended by deleting the text set forth in Section II.5 of the First Amendment to Guaranty and by adding the following financial covenant as a new
Section 10.23 to the Guaranty:

        "10.23 Financial Covenant Regarding Stockholder Equity. From and after December 23, 1993, and continuing until all of the Obligations of Borrower to Agent and the Lenders have been paid and satisfied in full, the consolidated stockholder's equity for the Borrower, Guarantor and the Capital Subsidiaries on a GAAP basis as reported by the Borrower and Guarantor shall not be less than $19,000,000."

Guarantor hereby acknowledges and reaffirms its agreement that its failure to comply with the foregoing financial covenant shall constitute an Event of Default under the Guaranty, entitling Agent and the Lenders to demand and enforce immediate payment of the Guaranty Obligations.

     D. Pledge Agreement. The Pledge Amendment attached hereto is hereby made a part of the Guaranty.

II.  REAFFIRMATION AND CONSENT; MISCELLANEOUS PROVISIONS.

     A. Reaffirmation of Guaranty. Guarantor hereby (i) ratifies and reaffirms all provisions, terms, covenants, and conditions set forth in the Guaranty, as of the date hereof, as amended by this Amendment and Reaffirmation; and (ii) agrees that the Guaranty as so amended constitutes a valid, binding obligation of Guarantor to Agent and the Lenders, for which there is no offset, counterclaim, dispute or defense of any kind or nature.

     B.  Consent to Modification of Amended Loan Agreement.  Guarantor hereby
(i) acknowledges receipt of a copy of Amendment No. 2; (ii) consents to Amendment No. 2 and all of its terms; and (iii) agrees that Borrower's obligations to Agent and the Lenders under the Amended Loan Agreement, and the other Amended Loan Documents (as defined in the Amended Loan Agreement) are subject to the Guaranty, as amended by this Amendment and Reaffirmation. Guarantor further acknowledges and agrees that the Guaranty, as amended by this Amendment and Reaffirmation, shall remain in full force and effect, notwithstanding the execution and performance of Amendment No. 2.

     C. No Changes to Schedules. Guarantor hereby warrants and represents to Lenders that the Schedule of Collateral Locations, the Schedule of Securities and the Schedule of Allowed Encumbrances are complete and correct as of the date hereof.

     D. Entire Agreement. This Amendment and Reaffirmation, together with the Guaranty, Amendment No. 1 and Amendment No. 2, constitutes the entire agreement between Guarantor, on the one hand, and Agent and Lenders, on the other hand, with respect to the subject matter hereof, and supersedes all prior discussions, correspondence, agreements in principle, or other oral or written communications between any of the parties hereto.

     E. Counterparts. This Amendment and Reaffirmation may be executed in any number of separate counterparts, each of which shall be an original, but all of which shall constitute one in the same agreement. Each of the parties hereto agrees to be bound by a facsimile copy of such party's signature on this Amendment and Reaffirmation to the same extent as if the facsimile were an original. Each of the parties hereto agrees to accept a facsimile copy of every other party's signature on this Amendment and Reaffirmation in lieu of a fully executed original hereof.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment and Reaffirmation to be executed and delivered by its duly authorized officer as of the date set forth above.

                         "Guarantor"

                         CAPITAL ASSOCIATES, INC.

                         By:   /s/Dennis Lacey
                               -----------------------
                               Dennis Lacey
                         Its:  President and CEO


                         "Agent"

                         MELLON BANK, N.A.

                         By:   /s/Brigitte R. Bouchat
                               ---------------------------
                               Brigitte R. Bouchat
                         Its:  Vice President


                         "Lenders"


MELLON BANK, N.A.                  HORACE MANN LIFE INSURANCE COMPANY
                                   By:  J.P. Morgan Investment
                                        Management Inc.,
                                        as Investment Manager

By:   /s/Brigitte R. Bouchat       By:   /s/E. Clifford Cole
      ------------------------           ------------------------
      Brigitte R. Bouchat                E. Clifford Cole
Its:  Vice President               Its:  Vice President


THE CHASE MANHATTAN BANK, N.A.     CIG & CO., as nominee for
                                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

By:   /s/Stanley M. Guralnick       By:   /s/James F. Coggins, Jr.
      -------------------------           --------------------------
      Stanley M. Guralnick                James F. Coggins, Jr.
Its:  Vice President                Its:  Partner


FIRST BANK NATIONAL ASSOCIATION

By:   /s/Jack L. Quitmeyer
      -------------------------
      Jack L. Quitmeyer
Its:  Vice President